Dreyfus

Premier High Yield

Debt Plus Equity Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                               High Yield Debt Plus Equity Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier High Yield Debt Plus Equity Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King and John Koerber, portfolio managers and members of the Dreyfus Taxable Fixed Income Team.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Federal Reserve Board has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier High Yield Debt Plus Equity Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King and John Koerber, Portfolio Managers Dreyfus Taxable Fixed Income
Team

How did Dreyfus Premier High Yield Debt Plus Equity Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund achieved a total return of -10.72% for Class A shares, -11.09% for Class B shares, -11.04% for Class C shares and -10.84% for Class T shares.(1) This compares to a 0.25% total return for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

We attribute the fund' s underperformance to two factors. In the late part of 1999, the fixed-income portion of the portfolio was repositioned to emphasize lower quality bonds. This change was designed to take advantage of the "January effect," in which price differences between investment-grade bonds and below investment-grade bonds tend to narrow. However, this annual event was noticeably absent this year. In fact, because assets flowed out of high yield instruments, the differences widened as prices of lower quality instruments, including the fund' s holdings, fell. The stock portion of the fund also suffered because of its focus on small-capitalization value stocks in a market that generally rewarded growth.

What is the fund's investment approach?

The fund seeks to maximize total return. We invest in fixed-income securities issued by companies with credit ratings below investment grade. Second, we purchase stock in companies that issue below investment-grade debt. Issuers of below investment-grade debt are perceived by the marketplace as carrying a higher element of risk than do more established companies, and therefore issuers
must    offer    a    higher    yield    to    compensate   for   that   risk.

Our approach to the selection of individual bonds is based on careful credit analysis -- our projection of an issuer's ability to meet its obliga The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tions. Our emphasis is on uncovering out-of-favor companies that we believe are undervalued. We search for likely changes in ownership, management or business strategy -- events that could lead the market to discover the value we see and
create    the    potential    for    price    appreciation.

Of the approximately 2,000 companies issuing high yield bonds, about one-third also issue common stock. We review these companies to find about one dozen stocks that we believe have the greatest potential for growth. When evaluating stocks, we look at factors that are similar to those we consider when purchasing high yield bonds. Because stocks have greater return potential, and because we believe the common stock of all high yield issuers is underfollowed, we believe that purchasing a select portfolio of this asset class can potentially enhance returns. Of course, equities also can increase share price and investment return
volatility    as    well    as    the    potential    for    losses.

What other factors influenced the fund's performance?

The high yield market' s general decline continued through the end of 1999, driven largely by concerns over potential Y2K-related market disruptions. In anticipation of problems that proved unfounded, investors sold high yield mutual funds, and fund managers sold bonds to meet redemptions. At the same time, professional traders largely withdrew from the market. A large supply of high yield bonds was met by weak demand, and prices declined.

Once Y2K had passed, a post-Y2K recovery of the high yield market never materialized. The Federal Reserve Board continued raising interest rates into 2000, depressing bond prices across the board. We had been steady purchasers of lower rated bonds through the fourth quarter of 1999. Our expectation was that we would profit from a "January effect" -- that is, the market's historical tendency to rally in January amplified this January by relief over minimal Y2K disruption. In fact, when rates rose, the spread between investment-grade and high yield bonds widened, resulting in a greater relative decline in high yield bond prices overall, and the fund's performance suffered accordingly.


There appears to have been a marked shift in investor sentiment. In the past, investors seeking high returns found high yield bonds attractive. Currently, however, investors apparently believe that the stock market -- particularly technology stocks -- offer better opportunities. Unfortunately, our equity investments were not well positioned to take advantage of this change in investor preference. While investors preferred larger growth stocks, our equity investments were concentrated in smaller, value-oriented companies, which are the types of companies that typically issue high yield debt.

What is the fund's current strategy?

The high yield market, in its current distressed state, is trading at depressed levels not seen in the past 10 years. We believe that at such levels, it may well offer significant value. However, in our view, any recovery will require a strong trigger event to spark renewed investor interest and confidence. We have attempted, in this climate, to reduce our equity exposure, with a greater emphasis on high yield bond investments. In a time when the high yield market is
out    of    favor,    the   income   offered   can   be   quite   attractive.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.


                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal

BONDS AND NOTES--64.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.0%

Stellex Industries, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                   300,000                  166,500

BROADCASTING--3.3%

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                              500,000  (a)             277,500

BUILDING MATERIALS--2.2%

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                      750,000                  191,250

BUSINESS SERVICES--3.4%

Employee Solutions, Ser. B,

   Sr. Notes, 10%, 2004                                                                         500,000  (b)             102,500

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                       500,000                  182,500

                                                                                                                         285,000

CHEMICALS--1.2%

Trans-Resources, Ser. B,

   Sr. Discount Notes, 0/12%, 2008                                                              500,000  (a)              97,500

CONSUMER--4.1%

Revlon Consumer Products,

   Sr. Sub. Notes, 8.625%, 2008                                                                 700,000                  350,000

ENERGY--1.2%

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                   200,000  (b)             100,500

FINANCIAL--5.9%

Macsaver Financial Services,

  Notes (Gtd, by Heilig-Meyers):

      7.4%, 2002                                                                                100,000                   79,500

      7.875%, 2003                                                                              200,000                  147,000

Reliance Group Holdings,

   Sr. Notes, 9%, 2000                                                                          300,000                  271,500

                                                                                                                         498,000

FOOD & BEVERAGES--5.1%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                                 300,000                  126,375

Chiquita Brands International,

   Conv. Sub. Deb., 7%, 2001                                                                    300,000                  252,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                      100,000                   53,500

                                                                                                                         431,875


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREST PRODUCTS--5.8%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                                 250,000                  226,250

SF Holdings, Ser. B,

   Sr. Secured Discount Notes, 0/12.75%, 2008                                                   500,000  (a)             268,750

                                                                                                                         495,000

GAMING--5.7%

Jazz Casino,

   Sr. Notes, 5.987%, 2009                                                                      411,854  (c)             119,184

Venetian Casino/Las Vegas Sands,

   Notes, 14.25%, 2005                                                                          400,000                  364,000

                                                                                                                         483,184

INDUSTRIAL SERVICES--4.8%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                    825,000  (b)             405,281

METALS--1.9%

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                       300,000                  157,500

RESTAURANTS--1.5%

Avado Brands,

   Sr. Sub. Notes, 11.75%, 2009                                                                 250,000                  126,250

RETAIL--2.3%

J. Crew Group, Ser. B,

   Sr. Discount Notes, 0/13.125%, 2008                                                          350,000  (a)             194,250

SHIPPING--2.1%

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                       400,000                  182,000

STEEL--.1%

Recycling Industries,

   Sr. Sub. Notes, 13%, 2005                                                                    200,000  (b)               9,000

SUPERMARKETS--1.5%

Pathmark Stores,

   Sub. Notes, 11.625%, 2002                                                                    440,000                  124,300

TELECOMMUNICATIONS--1.7%

E. Spire Communications,

   Sr. Secured Discount Notes, 0/10.625%, 2008                                                  500,000  (a)             147,500

TELECOMMUNICATION/CARRIERS--3.2%

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                              600,000  (a)             273,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXTILES--1.4%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      200,000                  113,000

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                                                                   244,000  (b)               4,880

                                                                                                                         117,880

WIRELESS COMMUNICATIONS--3.6%

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                          250,000  (a,d)           165,000

Globalstar/Capital,

   Sr. Notes, 10.75%, 2004                                                                      400,000                  143,000

                                                                                                                         308,000

TOTAL BONDS AND NOTES

   (cost $7,200,320)                                                                                                   5,421,270
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--20.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTO RELATED--1.5%

United Auto Group                                                                                15,000  (e)             130,312

BROADCASTING--6.1%

Cumulus Media, Cl. A                                                                             10,000  (e)             131,250

Radio Unica Communications                                                                       20,000  (e)             192,500

Sinclar Broadcast Group, Cl. A                                                                   25,000  (e)             195,313

                                                                                                                         519,063

CHEMICALS--2.6%

American Pacific                                                                                 19,900  (e)             139,300

Sterling Chemicals Holdings                                                                      15,000  (e)              78,750

                                                                                                                         218,050

FOREST PRODUCTS--.0%

SF Holdings Group, Cl. C                                                                            100  (d,e)                 1

INDUSTRIAL SERVICES--5.3%

Associated Materials                                                                             20,000                  340,000

Emcor Group                                                                                       5,000  (e)             111,875

                                                                                                                         451,875

REAL ESTATE INVESTMENT TRUST--1.0%

Meditrust                                                                                        40,000  (e)              80,000

RECREATION--.8%

American Skiing                                                                                  35,000  (e)              70,000

RESTAURANTS--1.1%

Advantica Restaurant Group (warrants)                                                           369,000  (e)              92,250



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION/CARRIERS--2.2%

FirstWorld Communications (warrants)                                                                600  (d,e)            81,000

GST Telecommunications                                                                           30,000  (e)             101,250

                                                                                                                         182,250

TOTAL COMMON STOCKS

   (cost $2,029,763 )                                                                                                  1,743,801
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--6.1%
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--5.5%

Paxson Communications,

   Cum. Conv., $975.00                                                                               52  (d)             468,000

ENERGY--.4%

Contour Energy,

   Cum. Conv., $2.625                                                                            10,000  (e)              34,375

FOOD & BEVERAGES--.2%

Nebco Evans Holdings,

   Cum., $11.25                                                                                  33,043  (e)              12,391

SUPERMARKETS--.0%

Supermarkets General,

   Cum., $3.52                                                                                    4,000  (e)               1,040

TOTAL PREFERRED STOCKS

   (cost $1,221,897)                                                                                                     515,806

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--8.4%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Dow Chemical,

   6.03%, 5/1/2000                                                                              350,000                  350,000

UBS Finance,

   6.04%, 5/1/2000                                                                              365,000                  365,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $715,000)                                                                                                       715,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $11,166,980)                                                              99.1%                8,395,877

CASH AND RECEIVABLES (NET)                                                                          .9%                   74,451

NET ASSETS                                                                                       100.0%                8,470,328

(A) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000,
THESE SECURITIES AMOUNTED TO $714,001 OR 8.4% OF NET ASSETS.

(E)  NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  11,166,980   8,395,877

Cash                                                                     26,345

Interest and dividends receivable                                       218,276

Receivable for investment securities sold                               172,312

Receivable for shares of Beneficial Interest subscribed                  37,059

Prepaid expenses and other assets                                        13,428

                                                                      8,863,297
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                            5,176

Payable for shares of Beneficial Interest redeemed                      200,000

Payable for investment securities purchased                             167,608

Accrued expenses                                                         20,185

                                                                        392,969
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,470,328
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,222,055

Accumulated undistributed investment income--net                         95,964

Accumulated net realized gain (loss) on investments                     923,412

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (2,771,103)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        8,470,328

NET ASSET VALUE PER SHARE

                                                       Class A            Class B              Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                        1,921,265         4,745,108             1,456,041               347,914

Shares Outstanding                                      189,403           467,389               143,569                34,267
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             10.14             10.15                 10.14                10.15

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               805,586

Cash dividends                                                          57,381

TOTAL INCOME                                                           862,967

EXPENSES:

Management fee--Note 3(a)                                               38,840

Distribution fees--Note 3(b)                                            27,228

Registration fees                                                       24,440

Shareholder servicing costs--Note 3(c)                                  13,990

Custodian fees--Note 3(c)                                                4,777

Prospectus and shareholders' reports                                     4,300

Professional fees                                                        2,205

Trustees' fees and expenses--Note 3(d)                                     498

Miscellaneous                                                            2,531

TOTAL EXPENSES                                                         118,809

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                              (39,793)

NET EXPENSES                                                            79,016

INVESTMENT INCOME--NET                                                 783,951
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                960,651

Net unrealized appreciation (depreciation) on investments          (2,799,456)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,838,805)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,054,854)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000           Year Ended

                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            783,951            1,308,976

Net realized gain (loss) on investments           960,651              548,020

Net unrealized appreciation (depreciation)
   on investments                              (2,799,456)           1,865,042

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,054,854)           3,722,038
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (168,201)            (549,069)

Class B shares                                  (350,557)            (604,075)

Class C shares                                   (91,193)            (136,995)

Class T shares                                   (33,766)            (130,308)

Net realized gain on investments:

Class A shares                                  (158,393)                   --

Class B shares                                  (279,051)                   --

Class C shares                                   (57,570)                   --

Class T shares                                   (36,825)                   --

TOTAL DIVIDENDS                               (1,175,556)          (1,420,447)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    438,424              150,176

Class B shares                                  3,052,986            1,767,475

Class C shares                                  1,010,779              436,285

Dividends reinvested:

Class A shares                                     27,633              544,522

Class B shares                                    113,718              550,326

Class C shares                                     29,991              126,521

Class T shares                                         --              130,308

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           April 30, 2000          Year Ended

                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (1,633,389)          (1,323,577)

Class B shares                                (2,386,559)          (1,575,348)

Class C shares                                  (524,876)            (352,652)

Class T shares                                  (400,000)            (330,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (271,293)             124,036

TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,501,703)           2,425,627
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            10,972,031            8,546,404

END OF PERIOD                                   8,470,328           10,972,031

Undistributed investment income (Distributions
   in excess of investment income)--net            95,964              (44,270)

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                           April 30, 2000           Year Ended

CAPITAL SHARE TRANSACTIONS:                   (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

CLASS A(A)

Shares sold                                        37,358              11,739

Shares issued for dividends reinvested              2,440              44,101

Shares redeemed                                 (135,599)             (98,343)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (95,801)             (42,503)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       250,863             139,973

Shares issued for dividends reinvested              9,734              44,405

Shares redeemed                                 (199,677)            (119,265)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      60,920              65,113
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        85,935              33,035

Shares issued for dividends reinvested              2,718              10,213

Shares redeemed                                  (44,398)             (26,305)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      44,255              16,943
--------------------------------------------------------------------------------

CLASS T

Shares issued for dividends reinvested                 --              10,544

Shares redeemed                                  (33,135)             (24,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (33,135)             (13,966)

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 6,638 CLASS B SHARES REPRESENTING $66,907 WERE AUTOMATICALLY CONVERTED TO 6,638 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 4,592 CLASS B SHARES REPRESENTING $57,015 WERE AUTOMATICALLY CONVERTED TO 4,599 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                            Six Months Ended

                                                                              April 30, 2000            Year Ended October 31
                                                                                                       -------------------------

CLASS A SHARES                                                                    (Unaudited)          1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    12.77         10.27           12.50

Investment Operations:

Investment income--net                                                                   1.01          1.65             .27

Net realized and unrealized gain (loss)
   on investments                                                                       (2.24)         2.59           (2.31)

Total from Investment Operations                                                        (1.23)         4.24           (2.04)

Distributions:

Dividends from investment income--net                                                    (.80)        (1.74)           (.19)

Dividends from net realized gain on investments                                          (.60)          --               --

Total Distributions                                                                     (1.40)        (1.74)           (.19)

Net asset value, end of period                                                          10.14         12.77           10.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                                    (21.50)(c)     42.76          (16.38)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.00(c)       1.00            1.00(c)

Ratio of net investment income
   to average net assets                                                                15.38(c)      12.71            7.07(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                        .77(c)        1.26            2.26(c)

Portfolio Turnover Rate                                                                52.73(d)      135.77           42.54(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,921         3,643           3,364

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                Six Months Ended

                                                                                 April 30, 2000           Year Ended October 31
                                                                                ---------------------

CLASS B SHARES                                                                    (Unaudited)          1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    12.79         10.26           12.50

Investment Operations:

Investment income--net                                                                    .93          1.47             .24

Net realized and unrealized gain (loss)
   on investments                                                                       (2.21)         2.69           (2.32)

Total from Investment Operations                                                        (1.28)         4.16           (2.08)

Distributions:

Dividends from investment income--net                                                    (.76)        (1.63)           (.16)

Dividends from net realized gain on investments                                          (.60)           --              --

Total Distributions                                                                     (1.36)        (1.63)           (.16)

Net asset value, end of period                                                          10.15         12.79           10.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                                    (22.24)(c)     41.82          (16.64)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.75(c)       1.75            1.75(c)

Ratio of net investment income
   to average net assets                                                                14.99(c)      11.63            6.32(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                        .77(c)        1.26            2.26(c)

Portfolio Turnover Rate                                                                52.73(d)      135.77           42.54(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   4,745         5,199           3,503

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended

                                                                              April 30, 2000              Year Ended October 31
                                                                                                        --------------------------

CLASS C SHARES                                                                    (Unaudited)           1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    12.77          10.25            12.50

Investment Operations:

Investment income--net                                                                    .89           1.48              .25

Net realized and unrealized gain (loss)
   on investments                                                                       (2.16)          2.67            (2.33)

Total from Investment Operations                                                        (1.27)          4.15            (2.08)

Distributions:

Dividends from investment income--net                                                    (.76)         (1.63)            (.17)

Dividends from net realized gain on investments                                          (.60)            --               --

Total Distributions                                                                     (1.36)         (1.63)            (.17)

Net asset value, end of period                                                          10.14          12.77            10.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                                    (22.14)(c)      41.70           (16.64)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.75(c)        1.75             1.75(c)

Ratio of net investment income
   to average net assets                                                                14.92(c)       11.56             6.29(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                        .77(c)         1.26             2.26(c)

Portfolio Turnover Rate                                                                52.73(d)       135.77            42.54(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,456          1,269              844

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended

                                                                              April 30, 2000             Year Ended October 31
                                                                                                       --------------------------

CLASS T SHARES                                                                    (Unaudited)          1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    12.78         10.26          12.50

Investment Operations:

Investment income--net                                                                   1.09          1.63            .26

Net realized and unrealized gain (loss)
   on investments                                                                       (2.34)         2.59          (2.32)

Total from Investment Operations                                                        (1.25)         4.22          (2.06)

Distributions:

Dividends from investment income--net                                                    (.78)        (1.70)          (.18)

Dividends from net realized gain on investments                                          (.60)           --             --

Total Distributions                                                                     (1.38)        (1.70)          (.18)

Net asset value, end of period                                                          10.15         12.78          10.26
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                                    (21.74)(c)     42.40         (16.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.25(c)       1.25           1.25(c)

Ratio of net investment income
   to average net assets                                                                15.13(c)      12.49           6.82(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                         .77(c)       1.26           2.26(c)

Portfolio Turnover Rate                                                                 52.73(d)     135.77          42.54(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     348           862            835

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Debt Plus Equity Fund (the "fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of April 30, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

  Class    A.....138,294                          Class     C......33,656

  Class    B.....134,554                          Class     T......34,267


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,491 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare and pay dividends from investment income-net quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1999 through October 31, 2000 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, Rule 12b-1 distribution fees and expenses, shareholder services fee and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. The expense reimburse ment, pursuant to the undertaking, amounted to $39,793 during the period ended April 30, 2000.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets and Class T shares pay the distributor at the annual rate of .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $21,164, $5,337 and $727, respectively, pursuant to the Plan, of which $4,133, $1,212 and $106 for Class B, Class C and Class T shares, respectively, were paid
to    DSC.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $3,386, $7,055, $1,779 and $727, respectively, pursuant to the Shareholder Services Plan, of which $563, $1,378, $404 and $106 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $666 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $4,777 pursuant to the custody agreement.

(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $4,851,467 and $5,158,637, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $2,771,103, consisting of $499,024 gross unrealized appreciation and $3,270,127 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier High Yield Debt Plus Equity Fund 200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   046SA004